                                                                    EXHIBIT 10.1

- Original Plan approved by the Corporate Governance and Nominating Committee on March 23, 2004, by the Board of Directors on March 23, 2004 and by the Stockholders on May 18, 2004

- This Amended and Restated Plan approved by the Corporate Governance and Nominating Committee on July 26, 2005 and by the Board of Directors on July 26, 2005

                              COMERICA INCORPORATED

                       AMENDED AND RESTATED INCENTIVE PLAN

                                       FOR

                             NON-EMPLOYEE DIRECTORS

                              COMERICA INCORPORATED
         AMENDED AND RESTATED INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

                                TABLE OF CONTENTS

SECTION I - PURPOSE..............................................   1
SECTION II - DEFINITIONS........................................    1
SECTION III - ADMINISTRATION....................................    3
SECTION IV - COMMON STOCK SUBJECT TO PLAN.......................    4
SECTION V - AWARDS..............................................    5
SECTION VI - CHANGE OF CONTROL PROVISIONS.......................   11
SECTION VII - TERMINATION AND AMENDMENT.........................   12
SECTION VIII - UNFUNDED STATUS OF PLAN..........................   13
SECTION IX - GENERAL PROVISIONS.................................   13
SECTION X - EFFECTIVE DATE OF PLAN..............................   15

                              COMERICA INCORPORATED
                       AMENDED AND RESTATED INCENTIVE PLAN
                           FOR NON-EMPLOYEE DIRECTORS

SECTION I - PURPOSE

      The purpose of this Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors is to promote the continued prosperity of Comerica Incorporated by aligning the financial interests of the recipients of awards hereunder with those of the stockholders of Comerica Incorporated, to provide an additional incentive for such individuals to remain as directors, and to provide a means through which Comerica Incorporated may attract well-qualified individuals to serve as directors.

      This Plan is amended and restated to comply with the new Internal Revenue Code ("Code") Section 409A and any interpretive authorities promulgated thereunder. Such compliance extends to any Awards granted on or after January 1, 2005.

SECTION II - DEFINITIONS

      For purposes of this Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors, the following terms are defined as set forth below:

      A. "Affiliate" means (i) any entity that is controlled by the Corporation, whether directly or indirectly, or (ii) any entity in which the Corporation has a significant equity interest, as determined by the Committee.

      B. "Award" means an Option Award, a Stock Appreciation Right Award, a Restricted Stock Award, a Restricted Stock Unit Award or any Other Equity-Based Award.

      C. "Award Agreement" means a written document setting forth the terms and conditions of an Award.

      D. "Beneficiary Designation Form" means the form used to designate the Participant's beneficiary(ies) to whom any amounts payable in the event of the Participant's death are to be paid and by whom any rights of the Participant, after the Participant's death, may be exercised, as such form may be modified by the Committee from time to time.

      E. "Board" means the Board of Directors of the Corporation.

      F. "Change of Control" means a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, as defined in Code Section 409A and any interpretive authorities promulgated thereunder.

      G. "Code" means the Internal Revenue Code of 1986, as amended, including Regulations promulgated thereunder.

      H. "Committee" means the Corporate Governance and Nominating Committee or such other committee of the Board as the Board may from time to time designate.

      I. "Common Stock" means common stock, par value $5.00 per share, of the Corporation.

      J. "Corporation" means Comerica Incorporated, a Delaware corporation.

      K. "Disability" means any medically determinable physical or mental impairment of any person(s) who is unable to engage in any substantial gainful activity which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

      L. "Eligible Director" means any individual serving as a member of the Board who is not an employee of the Corporation or any of its Subsidiaries or Affiliates.

      M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

      N. "Fair Market Value" means, as of any given date, the closing price of Common Stock on the New York Stock Exchange, Inc. on that date, or if the Common Stock was not traded on the New York Stock Exchange, Inc. on such date, then on the last preceding date on which the Common Stock was traded. If Fair Market Value for any date in question cannot be determined as provided above, then Fair Market Value shall be determined by the Committee, provided that the Committee uses a reasonable valuation method.

      O. "Option" means a right to purchase a specified number of shares of Common Stock during a specified period pursuant to such terms as are determined by the Committee and as may be set forth in the applicable Award Agreement.

      P. "Option Award" means an Award granted under Section V(A)(1).

      Q. "Other Equity-Based Award" means an Award granted under Section
V(A)(5).

      R. "Participant" means any individual who has received an Award.

      S. "Plan" means the Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors, as set forth herein and as hereinafter amended and/or restated from time to time.

      T. "Restricted Stock" means shares of Common Stock that are subject to certain conditions and restrictions, as determined by the Committee and as may be set forth in the applicable Award Agreement.

      U. "Restricted Stock Award" means an Award granted under Section V(A)(3).

      V. "Restricted Stock Unit" or "Unit" means a unit equivalent to a share of Common Stock that is subject to certain conditions and restrictions, as determined by the Committee and as may be set forth in the applicable Award Agreement.

      W. "Restricted Stock Unit Award" means an Award granted under Section V(A)(4).

      X. "Retirement" means the date of the next annual shareholder's meeting of the Corporation immediately following the Director's 70th birthday.

      Y. "Section" means, unless otherwise specified, a Section of the Plan.

      Z. "Stock Appreciation Right" means a right to receive payment in shares of Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than the Fair Market Value of the same number of shares of Common Stock on the date(s) of grant of the Stock Appreciation Right.

      AA. "Stock Appreciation Right Award" means an Award granted under Section V(A)(2).

      BB. "Subsidiary" means any corporation, partnership or other entity, a majority of whose stock or interest is owned, directly or indirectly, by the Corporation.

SECTION III - ADMINISTRATION

      A. The Plan shall be administered by the Committee; provided, that the Board shall have the authority to exercise any and all duties and responsibilities assigned to the Committee under the Plan. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to determine the type or types of Award(s), if any, to be granted to an Eligible Director, to grant Awards to Eligible Directors, to determine the number of shares of Common Stock or Units to be covered by each such Award and otherwise to determine the terms and conditions thereof, and to amend such terms and conditions at any time and from time to time. Awards may be granted singly or in any combination; however, no combination of Awards may be given if such combination would constitute a tandem arrangement as defined in Code Section

409A and any interpretive authorities promulgated thereunder. Awards granted under the Plan shall be evidenced by Award Agreements that set forth the terms and conditions for the respective Award, which may include, among other things, the provisions applicable in the event the Participant's membership on the Board terminates. The Committee may, but need not, require the execution by a Participant of any such Award Agreement. Acceptance of the Award by the respective Participant shall constitute acceptance of the terms and conditions of the Award, including, without limitation, those set forth in the Award Agreement and the Plan.

      B. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) and to otherwise supervise the administration of the Plan. This includes the power and authority to comply with the withholding and reporting requirements of Code Section 409A and any interpretive authorities promulgated thereunder.

      C. Determinations of the Committee shall be made by a majority vote of its members at a meeting at which a quorum is present or pursuant to a unanimous written consent of its members.

      D. The Committee may delegate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or that is prohibited by applicable law or the applicable rules of the New York Stock Exchange, Inc. (or the applicable rules of such other securities exchange as may at the time of the delegation be the principal market for the Common Stock). Any such delegation may be revoked by the Committee at any time.

      E. Any determination made by the Committee or pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole and absolute discretion of the Committee or its delegate at the time of the grant of the Award or, unless in contravention of an express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation, Participants, beneficiaries and other interested parties.

SECTION IV - COMMON STOCK SUBJECT TO THE PLAN

      A. The maximum number of shares of Common Stock that may be delivered under the Plan shall be 500,000. Shares issued pursuant to the Plan may be authorized and unissued shares, treasury shares, shares purchased in the open market or in private transactions, or any combination of the foregoing.

      B. If an Award is forfeited or cancelled, an Option or Stock Appreciation Right terminates, expires or lapses without being exercised or an Award is settled in cash rather than shares of Common Stock, the shares of Common Stock that had been subject thereto shall again be available for distribution in connection with Awards under the Plan. Notwithstanding anything in this Section IV(B) to the contrary, Options, Restricted Stock and Stock Appreciation Right Awards must be settled in Common Stock.

      C. In the event the number of outstanding shares of Common Stock changes as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution made to holders of Common Stock other than cash dividends, the number or kind of shares that may be issued under the Plan, and the number or kind of shares subject to, or the exercise price per share under, any outstanding Award, shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustments of any Award or shares of Common Stock issuable pursuant thereto so that the value of the interest of the individual shall not be decreased by reason of the occurrence of such event. Any such adjustment shall be deemed conclusive and binding on the Corporation, each Participant, their beneficiaries and all other interested parties.

SECTION V - AWARDS

      A. TYPES OF AWARDS

            1. OPTION AWARDS. The Committee may grant Option Awards to Eligible Directors in accordance with the provisions of this subsection, subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. Options granted under the Plan shall be non-qualified stock options.

                  a. Exercise Price. The exercise price per share of Common Stock of an Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

                  b. Option Term. The term of an Option shall not exceed ten years from the date of grant.

                  c. Methods of Exercise. Subject to the provisions of the applicable Award Agreement, an Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Option to be purchased, subject to such procedures as established by the Committee from time to time. Prior to settlement of any such exercise, the exercise price shall be satisfied in full in accordance with Section V(C).

                  d. Rights upon Exercise. A Participant shall have all of the rights of a stockholder with respect to the shares purchased upon exercise of an Option when the Participant has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section VIII(A).

            2. STOCK APPRECIATION RIGHT AWARDS. The Committee may grant Stock Appreciation Right Awards to Eligible Directors, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate, including, without limitation, the term, manner of exercise, dates of exercise, and the grant price; provided, however, that such grant price may never be less than the Fair Market Value of Common Stock on the date the right is granted. Notwithstanding any contrary provision in the Plan, upon exercise, the settlement of a Stock Appreciation Right may only occur by payment of Common Stock; Stock Appreciation Rights cannot be settled with cash or any other form of payment.

            3. RESTRICTED STOCK AWARDS. The Committee may grant Restricted Stock Awards to Eligible Directors in accordance with the provisions of this subsection, subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate.

                  a. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or the issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

            THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COMERICA INCORPORATED AMENDED AND RESTATED INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS AND AN AWARD AGREEMENT. COPIES OF SUCH PLAN AND THE APPLICABLE AWARD AGREEMENT ARE ON FILE AT THE OFFICES OF COMERICA INCORPORATED AT 500 WOODWARD AVENUE, MC 3391, DETROIT, MICHIGAN 48226.

      The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

                  b. Rights of Holder of Restricted Stock. Except as provided in this Section V(A)(3) and the applicable Award Agreement, a Participant to whom Restricted Stock is granted shall have all of the rights of a stockholder of the Corporation with respect to the Common Stock subject to the Restricted Stock Award, including, if applicable, the right to vote the shares and the right to receive any dividends and other distributions.

            4. RESTRICTED STOCK UNIT AWARDS. The Committee may grant Restricted Stock Unit Awards to Eligible Directors, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate including, without limitation, the time or times at which Restricted Stock Units will be granted, the number of shares to be represented by each such grant, the conditions for vesting thereof, the time or times within which Restricted Stock Units may be subject to forfeiture, the time or times at which Restricted Stock Units will be settled and the form of such settlement (i.e., cash or shares of Common Stock).

                  a. Restricted Stock Units. A Restricted Stock Unit shall represent an unfunded, unsecured right to receive one share of the Corporation's Common Stock.

                  b. Rights of Holder of Restricted Stock Units. A Participant to whom Restricted Stock Units are granted shall not have any rights of a stockholder of the Corporation with respect to the Common Stock represented by the Restricted Stock Unit Award. If so determined by the Committee, in its sole and absolute discretion, Restricted Stock Units may include a dividend equivalent right, pursuant to which the Participant will either receive cash amounts (either paid currently or on a contingent basis) equivalent to the dividends and other distributions payable with respect to the number of shares of Common Stock represented by the Restricted Stock Units, or additional Restricted Stock Units representing such dividends and other distributions.

      5. OTHER EQUITY-BASED AWARDS. The Committee may grant Other Equity-Based Awards to Eligible Directors in accordance with the provisions of this Section V(A) and subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Other Equity-Based Awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants and settlements of such Awards must comply with applicable law, including Code Section 409A and any interpretive authority promulgated thereunder. Other Equity-Based Awards may be granted either alone or in conjunction with other Awards granted under the Plan; however, no Other Equity Based Award may be granted in conjunction with an another Award if such combination would constitute a tandem arrangement as defined in Code Section 409A and any interpretive authorities promulgated thereunder

      B. DEFERRING AWARDS. Under no circumstances may a Participant elect to defer, until a time or times later than the exercise of an Option or a Stock Appreciation Right or the settlement or distribution of shares in respect of other Awards, receipt of all or a portion of the shares of Common Stock subject to such Award, or dividends payable thereon, and/or to receive cash at such later time or times in lieu of such deferred shares.

      C. FORMS OF PAYMENT BY PARTICIPANTS. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by a Participant upon the exercise or vesting of an Award may be made in such form or forms as the Committee shall determine, provided that Stock Appreciation Right Awards must always be paid out in Common Stock.

      D. LIMITS ON TRANSFER OF AWARDS. Unless otherwise determined by the Committee, no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of intestacy; provided, however, that a Participant may, in accordance with Section VIII(E) and in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any property payable or distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Unless otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary or Affiliate.

      E. TERM OF AWARDS. Subject to any specific provisions of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

      F. SECURITIES LAW RESTRICTIONS. All certificates for shares of Common Stock or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, or the rules, regulations and other requirements of the Securities and Exchange Commission, the New York Stock Exchange, Inc., any other exchange on which shares of Common Stock may be eligible to be traded or any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

      G. TERMINATION OF BOARD SERVICE AS A RESULT OF DEATH, DISABILITY OR RETIREMENT. Unless otherwise determined by the Committee, if a

Participant's membership on the Board is terminated by the Participant's death, Disability or Retirement, then on the date the Participant's membership is so terminated:

            1. Any Options and Stock Appreciation Rights granted to such Participant that are outstanding as of the date the Participant's membership is so terminated and which are not then exercisable and vested, shall become fully vested and shall be exercisable for the remainder of the original Option or Stock Appreciation Right term.

            2. The restrictions and deferral limitations applicable to any Restricted Stock granted to such Participant shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

            3. All Restricted Stock Units granted to such Participant shall be considered to be fully vested, any deferral or other restriction shall lapse and such Restricted Stock Units shall be settled in cash as promptly as is practicable.

            4. All Other Equity-Based Awards granted to such Participant shall vest and be exercisable, or shall vest and be settled in cash as promptly as is practicable, but only to the extent that settlement occurs in accordance with Code Section 409A and any interpretive authority promulgated thereunder.

      H. OTHER TERMINATION OF BOARD SERVICE. Unless otherwise determined by the Committee, and in accordance with Code Section 409A and any interpretive authority promulgated thereunder, if a Participant's membership on the Board is terminated for any reason other than death, Disability or Retirement, as provided in Section V(G), any outstanding Awards held by the Participant that are unvested on such date of termination shall be immediately forfeited and cancelled, and any outstanding Option or Stock Appreciation Right held by the Participant that is vested but unexercised as of the date of termination shall be exercisable for a period of ninety days after such termination or until the expiration date of the Option or Stock Appreciation Right, as the case may be, whichever date occurs earlier.

VI -- CHANGE OF CONTROL PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

            1. Any Options and Stock Appreciation Rights outstanding as of the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully vested and shall be exercisable for the remainder of the original Option or Stock Appreciation Right term.

            2. The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

            3. All Restricted Stock Units shall be considered to be fully vested, and any deferral or other restriction shall lapse and such Restricted Stock Units shall be settled in cash as promptly as is practicable.

            4. All Other Equity-Based Awards shall vest and be exercisable, or shall vest and be settled in cash as promptly as is practicable, as applicable, but only to the extent that settlement occurs in accordance with Code Section 409A and any interpretive authority promulgated thereunder.

            5. The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes, but only to the extent that such adjustments and/or settlements occur in accordance with Code Section 409A and any interpretive authority promulgated thereunder.

VII - TERMINATION AND AMENDMENT

      A. The Plan will terminate on the tenth anniversary of the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

      B. The Committee or the Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely impact the rights of a Participant under any Award theretofore granted without the Participant's consent, except such an amendment made to comply with applicable law, including Code Section 409A and any interpretive authorities promulgated thereunder, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Corporation's stockholders to the extent such approval is required by applicable law or the applicable rules of the New York Stock Exchange, Inc. (or the applicable rules of such other securities exchange as may at the time be the principal market for the Common Stock).

      C. The Committee may amend the terms of any Option or other Award theretofore granted, prospectively or retroactively; provided, however, that no such amendment shall adversely impact the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan or Award to comply with applicable law, including Code Section 409A and any interpretive authorities promulgated thereunder, stock exchange rules or accounting rules; and provided, further, that in no event may an Option or other Award be repriced without the approval of the stockholders of the Corporation except due to an adjustment pursuant to Section IV(C).

      D. Subject to the above provisions and unless prohibited by applicable law, including Code Section 409A and any interpretive authorities promulgated thereunder, or the applicable rules of the New York Stock Exchange, Inc. (or the applicable rules of such other securities exchange as may at the time be the principal market for the Common Stock), the Committee or the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION VIII - UNFUNDED STATUS OF PLAN

It is presently intended that the Plan will constitute an "unfunded" plan. The Committee may authorize the creation of rabbi trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such rabbi trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION IX - GENERAL PROVISIONS

      A. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      B. Notwithstanding any other provision of the Plan or any Award Agreements made pursuant thereto, the Corporation shall not be required to evidence book-entry registration of shares of Common Stock under the Plan or issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

            1. Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

            2. Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its sole and absolute discretion upon the advice of counsel, deem necessary or advisable; and

            3. Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

      C. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its directors.

      D. Adoption of the Plan shall not confer upon any Eligible Director any right to continued service on the Board.

      E. Upon becoming a Participant of the Plan, each Eligible Director shall submit to Comerica Incorporated, Human Resources - Compensation, 411 West Lafayette, MC 3122, Detroit, MI 48226 (or to such other unit or person as designated by the Committee from time to time) a Beneficiary Designation Form designating one or more beneficiaries to whom any Awards payable or distributable in the event of the Participant's death are to be paid or distributed, or by whom any rights of the Participant, after the Participant's death, may be exercised. A Beneficiary Designation Form will be effective only if it is signed by the Participant and submitted before the Participant's death. Any subsequent Beneficiary Designation Form properly submitted will supersede any previous Beneficiary Designation Form so submitted. If a Participant designates a spouse as a beneficiary, such designation shall automatically terminate and be of no effect following the divorce of the Participant and such individual, unless ratified in writing post-divorce.

      If the primary beneficiary shall predecease the Participant or the primary beneficiary and the Participant die in a common disaster under such circumstances that it is impossible to determine who survived the other, the Participant's Awards remaining at the time of the Participant's death shall be paid or distributed to the alternate beneficiary(ies) who survive(s) the Participant in accordance with this Plan and the applicable Award Agreement. If there are no alternate beneficiaries living or in existence at the date of the Participant's death, or if the Participant has not submitted a valid Beneficiary Designation Form to the Corporation, the remaining Awards shall be distributed or paid in accordance with the terms of the Plan and the Award Agreement to the legal representative for the benefit of the Participant's estate.

      F. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, unless preempted by federal law, and also in accordance with Code Section 409A and any interpretive authorities promulgated thereunder.

SECTION X -- EFFECTIVE DATE OF PLAN

This Plan is effective as of May 18, 2004.